                                                                     EXHIBIT 1.1






                         KREDITANSTALT FUR WIEDERAUFBAU           (1)




                                     - and -




                           ESKER MARINE SHIPPING INC.             (2)












                  ---------------------------------------------

                          THIRD SUPPLEMENTAL AGREEMENT
                                     - TO -
                             LOAN FACILITY AGREEMENT
                           IN RESPECT OF M.V. "GALAXY"
                  (EX YARD NO. 638 AT JOS. L. MEYER GMBH & CO.)
                                    F(W) 751

                  ---------------------------------------------


















                           Sinclair Roche & Temperley
                                     London

                                      INDEX

                                                                          PAGE

1.       DEFINITIONS.........................................................2

2.       CONSENT OF THE LENDER...............................................3

3.       DOCUMENTATION TO BE SIGNED CONCURRENTLY WITH
         THIS THIRD SUPPLEMENTAL AGREEMENT...................................4

4.       AMENDMENTS TO THE ORIGINAL LOAN AGREEMENT...........................5

5.       LAW AND JURISDICTION................................................8

SCHEDULES

FIRST    :   Form of Second Letter of Consent

SECOND   :   Form of Cross Collateral Guarantee Supplement

THIRD    :   Form of Supplement No. 2 to the Second Mortgage

FOURTH   :   Form of Second Supplement to the Second Assignment of Insurances

FIFTH    :   Form of Second Supplement to the Second Assignment of Charter
             Earnings

SIXTH    :   Form of Second Supplement to the Second Tripartite Agreement

SEVENTH  :   Form of Second Supplement to the Subordination Agreement

EIGHTH   :   Form of Supplement to the Cruise Mar Guarantee

NINTH    :   Form of Supplement to Surplus Earnings Application Agreement

THIS AGREEMENT made as of the 2nd day of September 1999

BETWEEN:-

(1) KREDITANSTALT FUR WIEDERAUFBAU a public law corporation incorporated in the Federal Republic of Germany whose office is at present at Palmengartenstra e 5-9, D-60325 Frankfurt am Main ("the Lender"); and

(2) ESKER MARINE SHIPPING INC. a corporation incorporated under the laws of the Republic of Liberia whose registered office is at 80 Broad Street, Monrovia, Republic of Liberia ("the Borrower")

IS SUPPLEMENTAL TO a loan facility agreement dated 29 November 1993 as amended by agreements supplemental thereto dated 30 November 1995 and 1 September 1998 (together "the Original Loan Agreement").

WHEREAS:-

A.       The Lender has been requested to release:-

         (i) Fantasia from all of its obligations to the Lender under the guarantee dated 29 November 1993 (as amended) (together "THE GUARANTEE") executed by Fantasia in favour of the Lender in respect of the obligations of the Borrower under the Original Loan Agreement; and

         (ii) the Borrower from all of its obligations to the Lender under the guarantee dated 30 November 1995 ("THE ESKER GUARANTEE") executed by the Borrower in favour of the Lender in respect of the obligations of Fantasia under the Collateral Vessel Loan Agreement;

B. Pursuant to a deed of release and reassignment dated as of 2 September 1999 made between (1) the Lender, (2) Blue Sapphire, (3) the Borrower,
         (4) Zenith, (5) Fantasia and (6) CCI the Lender has released the Guarantee;

C. This Supplemental Agreement (inter alia) sets out the terms and conditions upon which the Lender will agree to grant its consent to the release of the Esker Guarantee and upon which certain amendments will be made to the Original Loan Agreement and the Security Documents;

NOW IT IS HEREBY MUTUALLY AGREED by and between the parties hereto as follows:-

1.       DEFINITIONS

1.1 Terms and expressions defined in the Recitals to this Supplemental Agreement shall, when used in this Supplemental Agreement, have the meanings therein set out; terms and expressions not defined herein but whose meanings are defined in the Original Loan Agreement shall, when used herein, have the same meanings set out therein and the following terms and expressions shall have the following meanings:-

         "CROSS COLLATERAL GUARANTEE SUPPLEMENTS" means together the supplements to the Cross Collateral Guarantees in respect of each of the Blue Sapphire Loan Agreement and the Zenith Loan Agreement each in the form and upon the terms and conditions of the draft set out in the Second Schedule hereto;

         "SECOND LETTER OF CONSENT" means a letter of consent to be addressed by the Lender to the Borrower in the form set out in the First Schedule hereto;

         "SECOND ASSIGNMENT OF CHARTER EARNINGS SECOND SUPPLEMENT" means, in respect of the Vessel, the second supplement to the Second Assignment of Charter Earnings in the form and upon the terms and conditions of the draft set out in the Fifth Schedule hereto;

         "SECOND ASSIGNMENT OF INSURANCES SECOND SUPPLEMENT" means, in respect of the Vessel, the second supplement to the Second Assignment of Insurances in the form and upon the terms and conditions of the draft set out in the Fourth Schedule hereto;

         "SECOND MORTGAGE SUPPLEMENT NO. 2" means a supplement to the Second Mortgage in form and upon terms and conditions of the draft set out in the Third Schedule hereto;

         "SECOND TRIPARTITE AGREEMENT SECOND SUPPLEMENT" means, in respect of the Vessel, the second supplement to the Second Tripartite Agreement in the form and upon the terms and conditions of the draft set out in the Sixth Schedule;

         "SUBORDINATION AGREEMENT SUPPLEMENT" means the first supplemental agreement to the Subordination Agreement in the form and upon the terms and conditions of the draft set out in the Seventh Schedule hereto;

         "SUPPLEMENT TO THE CRUISE MAR GUARANTEE" means the supplement to the Cruise Mar Guarantee in the form and upon the terms and conditions set out in the Eighth Schedule;

         "SURPLUS EARNINGS APPLICATION AGREEMENT SUPPLEMENT" means an agreement supplemental to the Surplus Earnings Application Agreement in the form and upon the terms and conditions of the draft set out in the Ninth Schedule hereto;

2.       CONSENT OF THE LENDER

2.1 Subject to the fulfilment of all the terms and conditions set out in Clause 2.2 the Lender will issue the Second Letter of Consent and agree to the amendments to the Original Loan Agreement hereinafter set out.

         (A) the Lender has received the following documents each in form and substance satisfactory to the Lender:-

                  (i) this Third Supplemental Agreement duly executed by the Borrower;

                  (ii) the Cross Collateral Guarantee Supplements duly executed by the Borrower; and

                  (iii) the Supplement to the Cruise Mar Guarantee duly executed by Cruise Mar.

         (B) the Lender has received a certificate from the Secretary of each of the Borrower, Zenith, Blue Sapphire, Cruise Mar, CMI and CCI attaching resolutions passed at the Meeting of the Board of Directors of the relevant company approving or ratifying the execution, delivery, implementation and performance of such of this Third Supplemental Agreement and each of the documents executed or to be executed pursuant thereto to which such company is or is to be a party, such certificate to certify that such resolutions remain in full force and effect on the date of such certificate and such certificate to certify the names of the current officers and directors of the relevant company; and

         (C) no Event of Default has occurred and is continuing.

3.       DOCUMENTATION TO BE SIGNED CONCURRENTLY WITH THIS THIRD SUPPLEMENTAL
         AGREEMENT

3.1 The following shall be effected concurrently with the execution of this Third Supplemental Agreement:-

         (A) the Second Mortgage Supplement No. 2 duly executed by the Borrower and registered under the laws and flag of the Republic of Liberia at the Office of the Deputy Commissioner of Maritime Affairs of the Republic of Liberia at the port of New York;

         (B) the Second Assignment of Insurances Second Supplement duly executed by the Borrower and CCI respectively;

         (C) the Second Assignment of Charter Earnings Second Supplement duly executed by the Borrower;

         (D) the Second Tripartite Agreement Second Supplement duly executed by the Borrower and CCI;

         (E)      the Subordination Agreement Supplement duly executed by CMI;
                  and

         (F) the Surplus Earnings Application Agreement Supplement duly executed by Fantasia, Zenith, Blue Sapphire, the Borrower and CCI.

4.       AMENDMENTS TO THE ORIGINAL LOAN AGREEMENT

4.1 As and with effect from 31 October 1998 the Original Loan Agreement shall be further amended as follows:-

         (A)      DEFINITIONS

                  The definition of "ADDITIONAL SECURITIES" shall be amended by the deletion therefrom of "FANTASIA CROSS SECURITIES";

                  The definition of "CHARTER" shall be amended by the insertion after "1 SEPTEMBER 1998" of the words "AND ADDENDUM NO. 3 DATED 2 SEPTEMBER 1999";

                  The definition of "CHARTER EARNINGS" shall be amended by the deletion therefrom of "AND, IN RESPECT OF THE COLLATERAL VESSEL, ALL EARNINGS DUE OR TO BECOME DUE TO FANTASIA UNDER THE COLLATERAL VESSEL CHARTER";

                  The definition of "CMI/FANTASIA LOAN" shall be deleted in full;

                  The definition of "CMI/FANTASIA SUBORDINATION AGREEMENT" shall be deleted in full;

                  The definition of "COLLATERAL VESSEL" shall be deleted in full;

                  The definition of "COLLATERAL VESSEL CHARTER " shall be deleted in full;

                  The definition of "COLLATERAL VESSEL LOAN AGREEMENT" shall be deleted in full;

                  The definition of "COLLATERAL VESSEL LOAN AGREEMENT SUPPLEMENT" shall be deleted in full;

                  The definition of "COLLATERAL VESSEL FIRST MORTGAGE" shall be deleted in full;

                  The definition of "CROSS COLLATERAL GUARANTEES" shall be amended by the deletion therefrom in line 1 of "FOUR (4)" and the substitution therefor of "TWO (2)" and in line 5 of "FANTASIA UNDER THE COLLATERAL VESSEL LOAN AGREEMENT";

                  The definition "DEFERRAL" shall be amended by the deletion therefrom in line 1 of "FOUR (4)" and the substitution therefor of "THREE (3)";

                  The definition of "EARNINGS" shall be amended by the deletion therefrom in line 3 and in the last line respectively of the words "OR FANTASIA (OR AS THE CASE MAY BE)".

                  The definition of "FANTASIA CROSS SECURITIES" shall be deleted in full;

                  The definition of "GUARANTEE" shall be deleted in full;

                  The definition of "INSURANCES" shall be amended by the deletion therefrom of sub paragraph (B) in full;

                  The definition "KFW FACILITY AGREEMENTS" shall be amended by the deletion therefrom of "THE COLLATERAL VESSEL LOAN AGREEMENT";

                  The definition of "LOAN AGREEMENT" shall be amended to read "MEANS THE ORIGINAL LOAN AGREEMENT AS AMENDED BY AGREEMENTS SUPPLEMENTAL THERETO DATED 30 NOVEMBER 1995, 1 SEPTEMBER 1998 AND 2 SEPTEMBER 1999";

                  The definition of "NOTICE OF ASSIGNMENT OF COLLATERAL VESSEL CHARTER EARNINGS" shall be deleted in full;

                  The definition of "OBLIGORS" shall be amended by the deletion therefrom of "FANTASIA";

                  The definition of "OWNER'S REQUISITION COMPENSATION" shall be amended by the deletion therefrom of "OR FANTASIA (AS THE CASE MAY BE)";

                  The definitions of "SECOND ASSIGNMENT OF CHARTER EARNINGS", "SECOND ASSIGNMENT OF INSURANCES", "SECOND MORTGAGE" and "SECOND TRIPARTITE AGREEMENT" shall each be deemed to include therein the respective supplements to each such security referred to in Clause 2.2(B);

                  The definition of "SECURITY VESSELS" shall be amended by the deletion therefrom of "THE COLLATERAL VESSEL";

                  The definition of "SUBORDINATION AGREEMENT" shall be amended to read "MEANS THE SUBORDINATION AGREEMENT MADE BETWEEN CMI AND KFW ON 30 NOVEMBER 1995 AS AMENDED BY A DEED SUPPLEMENTAL THERETO DATED 2 SEPTEMBER 1999";

                  The definition "SURPLUS EARNINGS APPLICATION AGREEMENT" shall be deemed to include the supplement thereto referred to in Clause 2.2(B);

                  The definition of "ZENITH LOAN AGREEMENT" shall be amended by the insertion after "1 SEPTEMBER 1998" of the words "AND
                  2 SEPTEMBER 1999";

         (B)      CLAUSE 13

                  (i) Clause 13.1(O) shall be amended by the deletion therefrom of "TO FANTASIA AS CONSIDERATION FOR THE ISSUE BY FANTASIA OF THE GUARANTEE AND" and all references to "FANTASIA" and "GUARANTEE";

                  (ii)     Clause 13.2(K) shall be deleted in full;

         (C)      CLAUSE 17

                  (i) Clause 17.2(Q) shall be amended by the deletion therefrom of "OR (UNTIL FANTASIA IS RELEASED FROM ITS OBLIGATIONS UNDER THE GUARANTEE AND THE

                  OTHER SECURITY DOCUMENTS TO WHICH IT IS A PARTY PURSUANT TO CLAUSE 14.5) FANTASIA";

                  (ii)     Clause 17.2(R)(i) shall be deleted in full;

                  (iii) Clause 17.2(U) shall be amended by the deletion therefrom of all references to "COLLATERAL VESSEL CHARTER";

                  (iv) Clause 17.2(V) shall be amended by the deletion therefrom of "FANTASIA" and "SEABROOK";

                  (v) Clause 17.2(W) shall be amended by the deletion therefrom of "OR THE COLLATERAL VESSEL CHARTER";

                  (vi)     Clause 17.2(AC) shall be deleted in full;

                  (vii)    Clause 17.2(AF) shall be deleted in full;

         (D)      CLAUSE 21

                  (i) Clause 21.2 shall be amended by the deletion in full of the application under "FIRSTLY".

4.2 Save as amended by Clause 3.1 the Original Loan Agreement shall remain unchanged and in full force and effect.

5.       LAW AND JURISDICTION

5.1 The provisions of Clauses 31 (Law) and 32 (Jurisdiction) of the Original Loan Agreement shall apply to this Third Supplemental Agreement mutatis mutandis.

AS WITNESS the hands of the duly authorized representatives of the parties hereto the day and year first before written.

SIGNED by                                   )
                                            )  /s/ JP Ward
for and on behalf of                        )  -------------------------
KREDITANSTALT FUR WIEDERAUFBAU              )  Jonathan Paul Ward
in the presence of:-                        )  ATTORNEY IN FACT





SIGNED by                                   )
                                            )  /s/ Bonnie Biumi
for and on behalf of                        )  ------------------------
ESKER MARINE SHIPPING INC.                  )  Bonnie Biumi
in the presence of:-                        )  Vice President & Treasurer

                               THE FIRST SCHEDULE

         [to be typed on headed paper of Kreditanstalt fur Wiederaufbau]








Esker Marine Shipping Inc.
c/o  Celebrity Cruises Inc.
1050 Caribbean Way
Miami
Florida 33132-2096
USA





Dear Sirs

M.V. "GALAXY" - LOAN AGREEMENT DATED 29 NOVEMBER 1993 - F(W) 751

We refer to the loan agreement dated 29 November 1993 as amended by supplemental agreements dated 30 November 1995 and 1 September 1998 (together "THE ORIGINAL LOAN AGREEMENT") and as further amended by a further supplemental agreement
dated       1999 ("THE THIRD SUPPLEMENT") made between yourselves and ourselves.

Pursuant to Clause 2.1 of the Third Supplement we hereby confirm that the conditions set out in Clause 2.2 have been satisfied and accordingly the amendments set out in Clause 3 have become effective.

Words and expressions defined in the Original Loan Agreement as amended by the Third Supplement shall, unless the context otherwise requires, bear the same meanings when used in this letter.


Yours faithfully



for and on behalf of
KREDITANSTALT FUR WIEDERAUFBAU

                              THE SECOND SCHEDULE



THIS DEED dated the             day of           1999 and made between:-

(1)      ESKER MARINE SHIPPING INC. as Guarantor; and

(2)      KREDITANSTALT FUR WIEDERAUFBAU as Lender

IS SUPPLEMENTAL TO a deed of guarantee and indemnity dated 30 November 1995 ("THE ORIGINAL GUARANTEE") made between the same parties.

NOW THIS DEED WITNESSETH as follows:-

1.       DEFINITIONS AND INTERPRETATION

1.1 All terms and expressions defined in the Original Guarantee shall have the same meanings when used in this Supplemental Deed.

2.       APPROVAL OF THE GUARANTOR

2.1 The Guarantor hereby gives its approval to the Lender and the Borrower entering into the agreement supplemental to the Loan Agreement in the form of the draft annexed hereto as Appendix "A" ("THE SUPPLEMENTAL AGREEMENT").

3.       AMENDMENTS TO THE ORIGINAL GUARANTEE

3.1      As and with effect from 31 October 1998:-

         (A) All references to "THE LOAN AGREEMENT" shall be deemed to refer to the Loan Agreement referred to in the Original Guarantee as amended by this Deed;

         (B) Clause 1.1 shall be amended such that:-

                  (i) the definition of "ESKER LOAN AGREEMENT" shall be deemed to refer to the Esker Loan Agreement as amended by agreements supplemental thereto dated 30 November 1995, 1 September 1998 and 1999;

                  (ii) the definition of "THIS GUARANTEE" shall be deemed to refer to the Original Guarantee as amended by this Deed;

                  (iii) the definition of "LOAN AGREEMENT" shall be deemed to refer to the Loan Agreement as further amended by an agreement supplemental thereto dated 1 September 1998 and the Supplemental Agreemen; and

                  (iv) the definition of "SECOND ASSIGNMENT OF CHARTER EARNINGS", "SECOND ASSIGNMENT OF INSURANCES", "SECOND MORTGAGE" and "SECOND TRIPARTITE AGREEMENT" shall each be deemed to include therein the respective supplement to each security referred to in Clause 2.1(B) of the

                           Supplemental Agreement.

3.2 Save as amended hereby, the Original Guarantee shall remain unchanged and in full force and effect.

4.       GOVERNING LAW

4.1 The provisions of Clauses 18 and 19 of the Original Guarantee shall apply to this Supplemental Deed mutatis mutandis.

IN WITNESS whereof this Supplemental Deed has been executed by the parties hereto on the day and year first before written.

EXECUTED and DELIVERED                    )
as a Deed                                 )
by ESKER MARINE SHIPPING INC.             )
acting by                                 )
                                          )
in the presence of:-                      )




SIGNED by                                 )
                                          )
for and on behalf of                      )
KREDITANSTALT FUR                         )
WIEDERAUFBAU                              )
in the presence of:-                      )

                                  APPENDIX "A"

                    SUPPLEMENTAL AGREEMENT TO LOAN AGREEMENT

                               THE THIRD SCHEDULE


                                SUPPLEMENT NO. 2

                                      -to-

                            SECOND PREFERRED MORTGAGE

                                      -on-

                                    "GALAXY"

SUPPLEMENT NO. 2 dated           1999 ("THIS SUPPLEMENT NO. 2") to a second
bpreferred mortgage dated 30 November 1995 ("THE MORTGAGE") by ESKER MARINE SHIPPING INC. a Liberian corporation ("THE OWNER") in favour of KREDITANSTALT FUR WIEDERAUFBAU a public law corporation incorporated in the Federal Republic of Germany whose registered office is at present at Palmengartenstrasse 5-9, D-60325 Frankfurt am Main, Federal Republic of Germany ("THE MORTGAGEE") recorded on 20 November 1996 at 10.17 AM EST in Book PM48 at Page 1025 as amended by supplement no. 1 thereto dated 1 September 1998 by the Owner to the Mortgagee recorded on 1 September 1998 at 3.36 PM EDST in Book PM50 at page 580 (together "THE MORTGAGE").

WHEREAS:-

A. The Owner is the registered and beneficial owner of the whole of the Liberian flag cruise vessel "GALAXY" ("THE VESSEL"): official number "10527" of 76,522 gross and 43,108 net tons; or thereabouts, duly documented in the name of the Owner under the laws of the Republic of Liberia, with her home port at Monrovia, Liberia;

B. Words and expressions defined in the Mortgage shall, unless stated herein to the contrary, bear the same meanings when used in this Supplement No. 2;

C. By a deed of release and reassignment dated 1999 made between (1) the Mortgagee (2) Blue Sapphire (3) the Owner (4) Zenith (5) Fantasia and
         (6) CCL the Mortgagee has (inter alia) released the Owner from all of its obligations under the Guarantee in respect of the Horizon Loan Agreement;

D.       By an agreement dated                1999 supplemental to the Blue
         Sapphire Loan Agreement it has been agreed by Blue Sapphire with the Mortgagee that at the date of this Supplement No. 2 the aggregate of all possible advances that may be made by the Mortgagee to Blue Sapphire pursuant to the Blue Sapphire Loan Agreement is one hundred and seventy seven million four hundred and sixty nine thousand two hundred and twenty United States Dollars (USD177,469,220) (of which USD149,384,402 is Blue Sapphire Loan A, USD18,673,050 is Blue Sapphire Loan B and USD9,411,768 is Blue Sapphire Loan D);

E.       By an agreement dated                1999 supplemental to the Zenith
         Loan Agreement it has been agreed by Zenith with the Mortgagee that at the date of this Supplement No. 2 the aggregate of all possible advances that may be made by the Mortgagee to Zenith pursuant to the Zenith Loan Agreement and secured by the Mortgage (as amended and supplemented by this Supplement No. 2) is eighteen million two hundred and seventy seven thousand six hundred and forty United States Dollars (USD18,277,640) (all of which is Zenith Loan A);

F. The Owner and the Mortgagee wish by this Supplement No. 2 to amend the Recording Clause of the Mortgage so as to reflect the transactions referred to in Recitals C, D, and E.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration the receipt and sufficiency whereof are hereby acknowledged by the Owner and the Mortgagee, the Owner and the Mortgagee hereby covenant and agree as follows:-

1. As and with effect from 31 October 1998 the Mortgage shall cease to secure Horizon Loan A, Horizon Loan B, Horizon Loan C and Horizon Loan D.

2. For the purpose of recording this Supplement No. 2 as required by Chapter 3 of Title 22 of the Liberian Code of Law of 1956, as amended, this Supplement No. 2 amends the total amount secured by the Mortgage. The total amount of the Mortgage is amended to one hundred and ninety five million seven hundred and forty six thousand eight hundred and sixty United States Dollars (USD195,746,860) (of which USD177,469,220 is the aggregate of Blue Sapphire Loan A, Blue Sapphire Loan B and Blue Sapphire Loan D and

         USD18, 277,640 is Zenith Loan A) and interest and performance of mortgage covenants. The date of maturity is on demand. There is no separate discharge amount.

IN WITNESS whereof the Owner and the Mortgagee have executed this Supplement No. 2 the date and year first before written.


ESKER MARINE SHIPPING INC.




By:
Title:









KREDITANSTALT FUR WIEDERAUFBAU





By:
Title:   Attorney-in-Fact

                                 ACKNOWLEDGEMENT






STATE OF NEW YORK                   )
                                    )       ss.:
COUNTY OF NEW YORK                  )

On the        day of                     1999 before me personally came
, to me known, and known to me to be the person who executed the foregoing Supplement No. 2 who, being by me duly sworn, did depose and say that he
resides at                                       ; that he is
of Esker Marine Shipping Inc., a Liberian corporation, the entity described in and which executed the foregoing Supplement No. 2; that he signed his name thereto pursuant to authority granted to him by the Board of Directors of the said entity; and he further acknowledged that the said Supplement No. 2 is the act and deed of the said entity.







                                  NOTARY PUBLIC









                    [FOR USE THE IN THE REPUBLIC OF LIBERIA]

                                 ACKNOWLEDGEMENT






STATE OF NEW YORK                   )
                                    )       ss.:
COUNTY OF NEW YORK                  )






On the        day of           1999 before me personally came              , to
me known, and known to me to be the person who executed the foregoing Supplement No. 2 who, being by me duly sworn, did depose and say that he/she resides at
                      ; that he/she is Attorney-in-Fact for Kreditanstalt fur Wiederaufbau the corporation described in and which executed the foregoing Supplement No. 2; that he/she signed his/her name thereto pursuant to authority granted to him/her by a Power of Attorney of the said entity; and he/she further acknowledged that the said Supplement No. 2 is the act and deed of the said entity.











                                  NOTARY PUBLIC










                    [FOR USE THE IN THE REPUBLIC OF LIBERIA]

                               THE FOURTH SCHEDULE

THIS DEED dated the           day of          1999 made between:

(1)      ESKER MARINE SHIPPING INC. ("THE OWNER");

(2)      CELEBRITY CRUISES INC. ("THE CHARTERER"); and

(3)      KREDITANSTALT FUR WIEDERAUFBAU ("THE ASSIGNEE")

IS SUPPLEMENTAL TO a deed of second assignment of insurances of the Liberian flag cruise vessel m.v. "GALAXY" dated 20 November 1996 as amended by a deed supplemental thereto dated 1 September 1998 (together "THE ORIGINAL ASSIGNMENT").

WHEREAS:-

A. Words and expressions defined in the Original Assignment shall bear the same meanings when used in this Supplemental Deed including the Recitals;

B. By a deed of release and reassignment dated 1999 made between (1) the Assignee, (2) Blue Sapphire, (3) the Owner, (4) Zenith, (5) Fantasia and (6) CCI the Assignee has (inter alia) released the Owner from all further obligations under the Guarantee dated 30 November 1995 ("THE RELEASED GUARANTEE") issued by the Owner in favour of the Assignee in respect of the obligations of Fantasia under the Horizon Loan Agreement and has further agreed to enter into this Supplemental Deed in order that the Original Assignment shall cease to stand as security for the obligations of the Owner under the Released Guarantee.



NOW THIS DEED WITNESSETH and it is hereby agreed by and between the parties hereto as follows:-

1. As and with effect from 31 October 1998 the Original Assignment shall cease to stand as security for the balance from time to time outstanding of the principal amount of the Fantasia Loans, interest accrued thereon and all other sums whatsoever and howsoever that may hereafter be secured by the Released Guarantee and any securities executed for the obligations of the Owner under the Released Guarantee.

2. Without prejudice to the generality of Clause 1 as and with effect from the date hereof the following further amendments shall be deemed to have been made to the Original Assignment:-

         (A)      the expression "Guarantees" shall exclude the Released
                  Guarantee;

         (B) the definition "Borrowers" shall be amended by the deletion therefrom of "Fantasia";

         (C) the definition "Loan Agreements" shall be amended by the deletion therefrom of "the Horizon Loan Agreement";

         (D) the definition "Loans" shall be amended by the deletion therefrom of "the Fantasia Loans".

3. Save as amended hereby the Original Assignment shall remain unchanged and in full force and effect.

4. The provisions of Clause 12 (Governing Law) and Clause 13 (Jurisdiction) shall apply mutatis mutandis to this Supplemental Deed.


IN WITNESS whereof this Supplemental Deed has been executed by the parties hereto on the day and year first before written.

SIGNED and DELIVERED as a DEED                       )
by ESKER MARINE SHIPPING INC.                        )
acting by                                            )
                                                     )
in the presence of:                                  )

SIGNED and DELIVERED as a DEED                       )
by CELEBRITY CRUISES INC.                            )
acting by                                            )
                                                     )
in the presence of:                                  )




SIGNED and DELIVERED as a DEED                       )
by                                                   )
for and on behalf of                                 )
KREDITANSTALT FUR WIEDERAUFBAU                       )
in the presence of:                                  )

                               THE FIFTH SCHEDULE

THIS DEED dated the          day of              1999 made between:

(1)      ESKER MARINE SHIPPING INC. ("THE ASSIGNOR"); and

(2)      KREDITANSTALT FUR WIEDERAUFBAU ("THE ASSIGNEE")

IS SUPPLEMENTAL TO a deed of second assignment of Charter Earnings, Owner's Requisition Compensation and Earnings of the Liberian flag cruise vessel m.v. "GALAXY" dated 20 November 1996 as amended by a deed supplemental thereto dated 1 September 1998 ("THE ORIGINAL ASSIGNMENT").

WHEREAS:-

A. Words and expressions defined in the Original Assignment shall bear the same meanings when used in this Supplemental Deed including the Recitals;

B.       By a deed of release and reassignment dated              1999 made
         between (1) the Assignee, (2) Blue Sapphire, (3) the Assignor, (4) Zenith, (5) Fantasia and (6) CCI the Assignee has (inter alia) released the Assignor from all further obligations under the Guarantee dated 30 November 1995 ("THE RELEASED GUARANTEE") issued by the Assignor in favour of the Assignee in respect of the obligations of Fantasia under the Horizon Loan Agreement and has further agreed to enter into this Supplemental Deed in order that the Original Assignment shall cease to stand as security for the obligations of the Assignor under the Released Guarantee.

NOW THIS DEED WITNESSETH and it is hereby agreed by and between the parties hereto as follows:-

1. As and with effect from 31 October 1998 the Original Assignment shall cease to stand as security for the balance from time to time outstanding of the principal amount of the

         Fantasia Loans, interest accrued thereon and all other sums whatsoever and howsoever that may hereafter be secured by the Released Guarantee and any securities executed for the obligations of the Assignor under the Released Guarantee.

2. Without prejudice to the generality of Clause 1 as and with effect from [the date hereof] the following further amendments shall be deemed to have been made to the Original Assignment:-

         (A)      the definition "Guarantees" shall exclude the Released
                  Guarantee;

         (B) the definition "Borrowers" shall be amended by the deletion therefrom of "Fantasia";

         (C) the definition "Loan Agreements" shall be amended by the deletion therefrom of "the Horizon Loan Agreement";

         (D) the definition "Loans" shall be amended by the deletion therefrom of "the Horizon Loans".

3. Save as amended hereby the Original Assignment shall remain unchanged and in full force and effect.

4. The provisions of Clause 12 (Governing Law) shall apply mutatis mutandis to this Supplemental Deed.



IN WITNESS whereof this Supplemental Deed has been executed by the parties hereto on the day and year first before written.


SIGNED and DELIVERED as a DEED                       )
by ESKER MARINE SHIPPING INC.                        )
acting by                                            )
                                                     )
in the presence of:                                  )

SIGNED and DELIVERED as a DEED                       )
by                                                   )
                                                     )
for and on behalf of                                 )
KREDITANSTALT FUR WIEDERAUFBAU                       )
in the presence of:                                  )

                               THE SIXTH SCHEDULE

THIS AGREEMENT dated the            day of              1999 made between:

(1)      ESKER MARINE SHIPPING INC. ("THE OWNER");

(2)      CELEBRITY CRUISES INC. ("THE CHARTERER"); and

(3)      KREDITANSTALT FUR WIEDERAUFBAU ("THE MORTGAGEE")

IS SUPPLEMENTAL TO a second tripartite agreement in respect of the Liberian flag cruise vessel m.v. "GALAXY" dated 20 November 1996 as amended by an agreement supplemental thereto dated 1 September 1998 (together "THE ORIGINAL AGREEMENT")

WHEREAS:-

A. Words and expressions defined in the Original Agreement shall bear the same meanings when used in this Supplemental Agreement including the Recitals;

B.       By a deed of release and reassignment dated        1999 between (1) the
         Mortgagee, (2) Blue Sapphire, (3) the Owner, (4) Zenith, (5) Fantasia and (6) CCI the Mortgagee has (inter alia) released the Owner from all further obligations under the Guarantee dated 30 November 1995 ("THE RELEASED GUARANTEE") issued by the Owner in favour of the Mortgagee in respect of the obligations of Fantasia under the Horizon Loan Agreement and has further agreed to enter into this Supplemental Agreement in order that the Original Agreement shall cease to stand as security for the obligations of the Owner under the Released Guarantee;

C. By a Supplement No. 1 of even date herewith to the Second Mortgage the Owner and the Mortgagee have agreed that as and with effect from [the date hereof] the Second Mortgagee shall cease to stand as security for the Released Guarantee.

NOW it is hereby agreed by and between the parties hereto as follows:-

1. As and with effect from 31 October 1998 the Original Agreement shall cease to stand as security for the balance from time to time outstanding of the principal amount of the Fantasia Loans, interest accrued thereon and all other sums whatsoever and howsoever that may hereafter be secured by the Released Guarantee and any securities executed for the obligations of the Owner under the Released Guarantee.

2. Without prejudice to the generality of Clause 1 as and with effect from [the date hereof] the following further amendments shall be deemed to have been made to the Original Agreement:-

         (A)      the definition "Guarantees" shall exclude the Released
                  Guarantee;

         (B) the definition "Borrowers" shall be amended by the deletion therefrom of "Fantasia";

         (C) the definition "Loan Agreements" shall be amended by the deletion therefrom of "the Horizon Loan Agreement";

         (D) the definition "Loans" shall be amended by the deletion therefrom of "the Horizon Loans".

3. Save as amended hereby the Original Assignment shall remain unchanged and in full force and effect.

4. The provisions of Clause 8 (Applicable Law and Jurisdiction) shall apply mutatis mutandis to this Supplemental Deed.

IN WITNESS whereof this Supplemental Agreement has been executed by the parties hereto on the day and year first before written.

SIGNED                                           )
by ESKER MARINE SHIPPING INC.                    )
acting by                                        )
                                                 )
in the presence of:                              )

SIGNED                                           )
by CELEBRITY CRUISES INC.                        )
acting by                                        )
                                                 )
in the presence of:                              )





SIGNED                                           )
by                                               )
KREDITANSTALT FUR WIEDERAUFBAU                   )
acting by                                        )
                                                 )
in the presence of:                              )

                              THE SEVENTH SCHEDULE

THIS AGREEMENT dated the             day of               1999 made between:

(1) CRUISE MAR INVESTMENT INC. a corporation incorporated under the laws of the Republic of Liberia whose registered office is at present at 80 Broad Street, Monrovia, Republic of Liberia ("CMI"); and

(2) KREDITANSTALT FUR WIEDERAUFBAU a public law corporation incorporated in the Federal Republic of Germany whose office is at present at Palmengartenstrasse 5-9, D-60325 Frankfurt am Main ("KFW")

IS SUPPLEMENTAL TO a subordination agreement dated 30 November 1995 (together "THE ORIGINAL AGREEMENT") made between the same parties.

WHEREAS:-

A. Words and expressions defined in the Original Agreement shall have the same meanings when used in this Supplemental Agreement including the Recitals;

B.       By a deed of release and reassignment dated           1999 between (1)
         KfW, (2) Blue Sapphire Marine Inc., (3) Esker Marine Shipping Inc. ("ESKER"), (4) Zenith Shipping Corporation, (5) Fantasia Cruising Inc. ("FANTASIA") and (6) Celebrity Cruises Inc. KfW has (inter alia) released Esker from all of its obligations to KfW under the Fantasia Cross Collateral Guarantee dated 30 November 1995 in respect of the obligations of Fantasia under the Horizon Loan Agreement.

NOW IT IS HEREBY MUTUALLY AGREED by and between the parties hereto as follows:-

1.       As and with effect from 31 October 1998:

         (A) All references to the "KFW LOAN AGREEMENT" in the Original Agreement shall be deemed to include supplemental agreements thereto dated 30 November 1995, 1

                  September 1998 and         1999 made between Blue Sapphire and
                  KfW;

         (B) Clause 4.2 shall be amended by the deletion therefrom of "OR THE COLLATERAL VESSEL" in line 1 and "FANTASIA" in line 6".

2. Save as amended hereby the Original Agreement shall remain unamended and in full force and effect.

3. The provisions of Clause 8 (Law and Jurisdiction) shall apply to this Supplemental Agreement mutatis mutandis.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written

SIGNED by                                            )
                                                     )
for and on behalf of                                 )
CRUISE MAR INVESTMENT INC.                           )
in the presence of:-                                 )






SIGNED by                                            )
                                                     )
for and on behalf of                                 )
KREDITANSTALT FUR WIEDERAUFBAU                       )
in the presence of:-                                 )

                               THE EIGHTH SCHEDULE



This Deed dated the             day of            1999 and made between:-

(1)      CRUISE MAR SHIPPING HOLDINGS LTD. as Guarantor; and

(2)      KREDITANSTALT FUR WIEDERAUFBAU as Lender

IS SUPPLEMENTAL TO a deed of guarantee and indemnity dated 30 November 1995 ("THE ORIGINAL GUARANTEE") made between the same parties.

NOW THIS DEED WITNESSETH as follows:-

1.       DEFINITIONS AND INTERPRETATION

1.1 All terms and expressions defined in the Original Guarantee shall have the same meanings when used in this Supplemental Deed.

2.       APPROVAL OF THE GUARANTOR

2.1 The Guarantor hereby gives its approval to the Lender and the Borrower entering into the agreement supplemental to the Loan Agreement in the form of the draft annexed hereto as Appendix "A" ("THE SUPPLEMENTAL AGREEMENT").

3.       AMENDMENTS TO THE ORIGINAL GUARANTEE

3.1 As and with effect from 31 October 1998 all references to "the Loan Agreement" shall be deemed to refer to the Loan Agreement referred to in the Original Guarantee as amended by an agreement supplemental thereto dated 1 September 1998 and this Deed;

3.2 Save as amended hereby, the Original Guarantee shall remain unchanged and in full force and effect.

4.       GOVERNING LAW

4.1 The provisions of Clauses 16 and 18 of the Original Guarantee shall apply to this Supplemental Deed mutatis mutandis.

IN WITNESS whereof this Supplemental Deed has been executed by the parties hereto on the day and year first before written.

EXECUTED and DELIVERED                    )
as a Deed by                              )
CRUISE MAR SHIPPING                       )
HOLDINGS LTD. acting by                   )
                                          )
in the presence of:-                      )




Signed by                                 )
                                          )
for and on behalf of                      )
KREDITANSTALT FUR                         )
WIEDERAUFBAU                              )
in the presence of:-                      )

                               THE NINTH SCHEDULE

This Agreement dated the                day of             1999

 BETWEEN:-

                  (1) FANTASIA CRUISING INC. a corporation incorporated under the laws of the Republic of Liberia whose registered office is at 80 Broad Street, Monrovia, Republic of Liberia ("FANTASIA");

(2) ZENITH SHIPPING CORPORATION a corporation incorporated under the laws of the Republic of Liberia whose registered office is at 80 Broad Street, Monrovia, Republic of Liberia ("ZENITH");

(3) BLUE SAPPHIRE MARINE INC. a corporation incorporated under the laws of the Republic of Liberia whose registered office is at 80 Broad Street, Monrovia, Republic of Liberia ("BLUE SAPPHIRE");

(4) ESKER MARINE SHIPPING INC. a corporation incorporated under the laws of the Republic of Liberia whose registered office is at 80 Broad Street, Monrovia, Republic of Liberia ("ESKER");

(5) CELEBRITY CRUISES INC. a corporation incorporated under the laws of the Republic of Liberia whose principal place of business is at 95 Akti Miaouli, Piraeus, Greece ("CCI"); and

(6) KREDITANSTALT FUR WIEDERAUFBAU a public law corporation incorporated in the Federal Republic of Germany whose office is at present at Palmengartenstrasse 5-9, D-60325 Frankfurt am Main ("KFW").

IS SUPPLEMENTAL TO an agreement dated 30 November 1995 as amended by an agreement supplemental thereto dated 1 September 1998 (together known as the "ORIGINAL SURPLUS EARNINGS APPLICATION AGREEMENT") made between the same parties and Seabrook Maritime Inc.

WHEREAS:-

It has been agreed (inter alia) that KfW enter into an agreement supplemental to the Original Surplus Earnings Application Agreement so as to release Fantasia from being a party thereto and to delete therefrom the provisions relating to the application of Sub Earnings or Net Sub Earnings of m.v. "HORIZON" referred to in Recital G to the Original Agreement.

NOW IT IS HEREBY AGREED by and between the parties hereto as follows:-

1. As and with effect from 31 October 1998 ("THE EFFECTIVE DATE"), KfW hereby releases Fantasia from any further obligations and liabilities under the Original Surplus Earnings Application Agreement and Fantasia shall cease to be a party to the Original Surplus Earnings Application Agreement.

2.       As and with effect from the Effective Date:-

         (A) The definition of "VESSELS" in Recital F shall be amended by deletion of the word "HORIZON";

         (B) The definition of "FIRST MORTGAGE" shall be amended by deletion of the words "(MEANS IN RESPECT OF "HORIZON") THE FIRST PREFERRED MORTGAGE DATED 30 APRIL 1990 (AS AMENDED BY SUPPLEMENT NO.'S 1 AND 2 THERETO DATED 1 MARCH 1993 AND 30 NOVEMBER 1995) GRANTED BY FANTASIA TO KFW";

         (C)      Clause 3.1(A) and Clause 3.2(A) shall each be deleted in full;

3. Save as amended hereby the Original Surplus Earnings Application Agreement shall remain unchanged and in full force and effect.

4. Each of the Owners (other than Fantasia) and CCI hereby acknowledge towards KfW that notwithstanding the said release of Fantasia they shall remain bound by the Original Agreement (as amended and supplemented by this Supplemental Agreement).

5. The provisions of Clause 5 (Applicable Law and Jurisdiction) shall apply to this Supplemental Agreement mutatis mutandis.

IN WITNESS whereof the parties hereto have executed this Agreement the day and year first before written

SIGNED by                                        )
                                                 )
for and on behalf of                             )
FANTASIA CRUISING INC.                           )
in the presence of:-                             )




SIGNED by                                        )
                                                 )
for and on behalf of                             )
ZENITH SHIPPING CORPORATION                      )
in the presence of:-                             )





SIGNED by                                        )
                                                 )
for and on behalf of                             )
BLUE SAPPHIRE MARINE INC.                        )
in the presence of:-                             )





SIGNED by                                        )
                                                 )
for and on behalf of                             )
ESKER MARINE SHIPPING INC.                       )
in the presence of:-                             )

SIGNED by                                        )
                                                 )
for and on behalf of                             )
CELEBRITY CRUISES INC.                           )
in the presence of:-                             )





SIGNED by                                        )
                                                 )
for and on behalf of                             )
KREDITANSTALT FUR                                )
WIEDERAUFBAU                                     )
in the presence of:-                             )